FORM NO. 1202--PURCHASE MONEY SECURITY AGREEMENT.
Stevens-Ness Law Publishing Co.             (C) 1989
Portland, Oregon  97204                     ON

                        PURCHASE MONEY SECURITY AGREEMENT

                                                Dated ___________________, 19___

Customer(s)                             Creditor(s)
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          (Hereinafter called buyer)                (Hereinafter called seller)

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(Buyer's  residence or other             (Seller's  place of business)
  address specified by him)

     Section 1. The above  named  buyer  (and if more than one,  then all buyers jointly and severally), hereinafter sometimes called the debtor, hereby purchases from the above named seller, and seller sells to the buyer the following described goods:


together with all accessories, additions, replacements, parts and accessions now or hereafter affixed to or used in connection therewith as well as the proceeds
thereof  (all  herein  collectively  called   "collateral"),   for  the  sum  of
$                 which buyer promises to pay to seller's order at the following
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times:  $                   on the signing  hereof  (receipt of which  hereby is
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acknowledged  by  seller)  and  the  balance,  including  interest,  in  monthly
installments  of  not  less  than   $                    each,  payable  on  the
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                  day of each  month  hereafter  beginning  with  the  month  of
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                     ,  19    ,  and continuing until said sum together with the
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interest next mentioned is fully paid; all unpaid  principal shall bear interest
at the rate of       % per annum from date hereof until paid;  interest  payable
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monthly, the same being included in the minimum monthly payments above required.


All or any part of said price may be paid in advance at any time. If any payment is not paid when due and such default continues for a period of 10 days or longer, seller shall be entitled to collect, and buyer agrees to pay, in addition to the foregoing, seller's collection costs, including reasonable attorney's fees. To secure buyer's performance hereof buyer grants to seller a security interest in said collateral and in all thereof.

Section 2. The buyer hereby warrants and covenants that:
      2.1 The  collateral  is  primarily  for buyer's      personal,  family or
                                                      ----
household  purposes,       business or commercial  purposes (indicate which; see
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important notice below).
      2.2  At all times the collateral will be kept at

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       (No. and Street)         (City or Town)                      (County)
Oregon, and shall not be removed from said location, in whole or in part, until such time as seller's written consent thereto shall have been obtained.
      2.3 If the collateral is bought or used primarily for business or commercial purposes, the buyer's principal place of business in Oregon is that shown at the beginning of this agreement; buyer also has places of business in
the following other Oregon counties:                                           ;
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if buyer has no place of business in Oregon but resides  therein,  the county in
which buyer resides is                      County in said state.
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      2.4 If buyer is a  corporation,  it was  organized  under  the laws of the
State of                      ,  its  principal  office and place of business is
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located at                                                     and its principal
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office and place of  business  in Oregon is  located  at the place  shown at the beginning of this agreement.
     2.5 If the collateral is or is to become attached to real estate, a description of the real estate is:


in                          County, Oregon, and buyer will on demand furnish the
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seller with  disclaimers or  subordination  agreements in form acceptable to the seller, signed by all persons whose interests are or may be prior to the seller's interest.

Section 3.  SPECIAL TERMS AND CONDITIONS:


     WITH REFERENCE TO THE ABOVE DESCRIBED GOODS, THERE ARE NO WARRANTIES OF MERCHANTABILITY, EXPRESS OR IMPLIED, AND NONE AS TO THEIR FITNESS FOR ANY PURPOSE EXCEPT AS MAY BE AGREED UPON BETWEEN THE PARTIES IN A WRITING OF EVEN DATE. THIS AGREEMENT IS SUBJECT TO THE ADDITIONAL PROVISIONS SET FORTH ON THE REVERSE HEREOF, THE SAME BEING INCORPORATED HEREIN BY REFERENCE. THE BUYER ACKNOWLEDGES RECEIPT OF A COPY OF THIS AGREEMENT.
     IN WITNESS WHEREOF, the buyer and the seller have executed this agreement in duplicate on the date first above mentioned.

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           (Seller)
By
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Address
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                                                  (Signature of Buyer)
IMPORTANT NOTICE: IF THE ABOVE GOODS ARE PRIMARILY FOR BUYER'S PERSONAL, FAMILY OR HOUSEHOLD PURPOSES, AND THE SELLER IS A CREDITOR AS DEFINED IN THE TRUTH-IN-LENDING ACT AND REGULATION Z, SELLER MUST COMPLY WITH THE ACT AND REGULATION BY MAKING REQUIRED DISCLOSURES; FOR THIS PURPOSE, USE STEVENS-NESS FORM 1318 OR EQUIVALENT. IF COMPLIANCE IS NOT REQUIRED, DISREGARD THIS NOTICE.

NOTE: This form not suitable for use in retail installment sales. The following Stevens-Ness forms of such contracts are available: No. 1204 Motor Vehicles; No. 1205 Consumer Goods; No. 1227 Consumer Goods (short form); No. 1210 Goods and Services Purchased for Home Improvements; No. 1211 Services Purchased for Personal, Family or Household Purposes.

                              ADDITIONAL PROVISIONS            S-N FORM NO. 1202

Section 4.  The parties hereto agree:
      4.1 Title to the collateral is retained by seller and shall not pass to buyer until all sums herein agreed to be paid shall have been paid in cash; any equipment, repairs or accessories placed upon or attached to said collateral shall become a component part thereof as soon as installed or attached and title thereto shall be vested in seller forthwith and included under the terms of this contract.
      4.2 Buyer acknowledges receipt and delivery of said collateral in good condition and accepts the same AS is; buyer agrees to permit seller to examine said collateral at any time, to maintain the same in good condition and repair; to house and protect the same against the elements; not to permit the same to become subject to attachment, execution or other process; not to create or permit to be created any lien, security interest or adverse claim of any character against the same and not to sell, transfer or assign buyer's right, title or interest in said collateral or this contract without the written consent of seller; to pay all taxes and assessments of every character levied or assessed against said collateral, this contract and the indebtedness represented hereby.
      4.3 If any motor vehicles are included in the above described collateral, the seller's security interest is to be noted on each certificate of title and each of said certificates shall then be deposited with and kept by the seller.
      4.4 Any sums payable by buyer under the terms hereof which are not paid by buyer but are paid by seller shall bear interest at the highest lawful rate until repaid and said sums with interest shall be added to the unpaid balance of said price and be secured by this contract.
      4.5 At all times said collateral is at buyer's risk; should said collateral suffer any loss, damage or injury, buyer agrees notwithstanding to purchase and pay for the same in full, according to the terms hereof.
      4.6 Buyer agrees at all times to keep said collateral insured against loss by fire, theft and other hazards as required by the seller, with loss payable to the parties hereto as their respective interest may appear; all insurance policies shall be deposited with and held by the seller; buyer hereby authorizes seller on buyer's behalf to accept payment of any return or unearned premium and for any loss sustained, to endorse in buyer's name, deposit and receive the proceeds of any check or draft made payable to buyer in connection with any such insurance; if any insurance collected by seller exceeds the then unpaid balance of this contract, the excess shall be paid forthwith to the buyer.
      4.7 Buyer agrees that seller's acceptance of part or late payments shall not constitute or be construed as a waiver of time as the essence of this contract or of any subsequent defaults of buyer hereunder.
      4.8 Notices to buyer relative to this contract shall be deemed delivered if mailed to buyer's address first appearing on the reverse hereof; five days from date of mailing shall be deemed a reasonable notice.
      4.9 Time is of the essence of this contract and if buyer shall default in the performance of any of the terms or conditions hereof, or in the payment, when due, of any sum herein required to be paid, or if seller with reasonable cause deems the collateral in danger of loss, misuse or confiscation or deems seller's position insecure, seller, as the secured party in this transaction, shall have and may exercise each and all of the remedies granted to seller by the Uniform Commercial Code of Oregon and, at seller's option, may declare all sums then remaining unpaid immediately due and payable and may require the buyer, as the debtor herein, to assemble the collateral and make some available to the secured party at a place to be designated by the secured party which is reasonably convenient to both parties. Should the holder hereof repossess any of said collateral and should buyer claim that any property not included in this contract was contained in or attached to said collateral, buyer shall so notify the holder hereof by registered mail within 24 hours after repossession is taken; buyer's failure so to do shall be a waiver of and bar to any subsequent claim therefor. In the event suit or action is instituted to collect any sum or sums of money due hereunder or to replevy said collateral, buyer agrees to pay, in addition to the statutory costs and disbursement, (1) plaintiff's reasonable attorney's fees to be fixed by the trial court and (2) on appeal, if any, similar fees in the appellate court to be fixed by the appellate court.
      4.10 The buyer, who is the debtor herein, agrees to join with the seller, who is the secured party herein, in executing, filing and doing whatever may be necessary under applicable law to perfect and continue the seller's interest in said collateral, all at buyer's expense.
      4.11 In construing this contract, the singular includes the plural; the buyer is the debtor and the seller is the secured party within the meaning of Oregon's Uniform Commercial Code, and the buyer is the customer and the seller is the creditor within the meaning of the Truth-in Lending Act and Regulation Z.
      IT IS FURTHER UNDERSTOOD AND AGREED that seller may transfer seller's interest in this contract, in said collateral and the unpaid balance hereof at any time, in which event all of the terms herein set forth for seller's benefit shall inure to the benefit of seller's assignee and that generally each right herein given to the seller shall accrue to and may be exercised by seller's assignee hereof. If seller assigns the contract, seller shall not act as the agent of seller's assignee for the collection of any of the installments of said purchase price or for any other purpose. In the event of any such assignment, the buyer will not assert as a defense, counter-claim, set-off or otherwise, any claim, known or unknown, which the buyer now has or claims against the seller.
      A carbon impression of any signature on any copy of this contract shall be deemed, for all purposes, an original signature.
      All the terms and conditions herein contained shall apply and inure to and bind the heirs, executors, administrators, successors and assigns of the respective parties hereto, subject, however, to the above restriction against assignment hereof by the buyer.

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SELLER'S  ASSIGNMENT                            Date                    ,  19
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FOR VALUE RECEIVED, the undersigned seller does hereby sell, assign and transfer
to                                            and  assigns  (hereinafter  called
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assignee), the foregoing sales contract, the property covered thereby and all of seller's right, title and interest therein and authorizes said assignee to endorse and collect any check or draft payable to the undersigned in connection with said contract.

                                WITHOUT RECOURSE

This assignment is made WITHOUT RECOURSE, except as to the following warranties to-wit: That the said contract is a bona fide one; that said buyer was of legal age and entirely competent when said buyer executed the same; that the property sold is accurately described therein; that said property has been delivered into buyer's possession; that the amount stated in said contract to have been received on the purchase price of said property was actually paid in cash and/or by merchandise received in trade at not more than its then cash value; that seller has the full and complete title to said property subject only to buyer's rights hereunder; that the amount owing upon said contract at the time of its execution is correctly stated therein; that buyer has no counterclaims or set-offs against the same; that there were no representations or warranties made to said buyer not contained in said contract. Should any of the foregoing warranties be false, then seller agrees to purchase on demand from said assignee said contract for the amount of the then unpaid balance on said contract. Should suit or action be instituted on any of the above warranties, the losing party shall pay (1) the prevailing party's reasonable attorney's fees and other costs fixed by said court and (2) on appeal, if any, similar fees in the appellate court to be fixed by said court.

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                                               Seller
                                By
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                                  WITH RECOURSE

The undersigned seller unconditionally GUARANTEES the prompt payment, when due, of all amounts to become due by the terms of said contract and the prompt payment of all costs (including reasonable attorney's fees both in the trial and appellate courts as fixed by said courts respectively), incurred in collecting or attempting to collect the moneys to become due thereon and in enforcing any right under said contract or under this guaranty and hereby consents that extensions of he time of payment may be granted to the buyer, either before or after maturity and that the said contract may be changed in any other particular without notice and without in any manner releasing the undersigned from liability. The seller agrees that seller's obligation hereunder shall be enforcible even though the assignee's right to enforce the contract, or any provision thereof, be suspended or impaired by any statute or otherwise.


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                                               Seller
                                By
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         (SIGN UNDER APPLICABLE PROVISION AND CROSS OUT THE OTHER ONE.)